                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 14, 2002
                                                           -------------


                                   Curis, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
               --------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                        000-30347                 04-3505116
               --------------------------     -------------------
                (Commission File Number)      (I.R.S. Employer
                                              Identification No.)

         61 Moulton Street
         Cambridge, Massachusetts                       02138
         ----------------------------------------     ----------
         (Address of Principal Executive Offices)     (Zip Code

                                 (617) 503-6500
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         --------------------------------------------------------------
         (Former Name and Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

     On June 14, 2002, Curis, Inc. entered into a loan agreement with Boston Private Bank & Trust Company pursuant to which Curis has borrowed $4,694,804.11. Curis used the proceeds of this loan to pay off its existing credit facility with Fleet National Bank. Under the terms of the loan agreement, Curis will
(i) pay interest monthly in arrears at a variable interest rate, which is currently 4.25%, and (ii) repay principal in equal quarterly installments over a five-year term, beginning on September 1, 2002. This loan is fully collateralized with a money market account of Curis maintained at the Boston Private Bank & Trust Company.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)  Financial Statements of Business Acquired.
             -----------------------------------------

             Not applicable.

        (b)  Pro Forma Financial Information.
             -------------------------------

             Not applicable.

        (c)  Exhibits.
             --------

             Exhibit   Description
             -------   -----------
              10.1     Loan Agreement dated June 14, 2002 between Curis, Inc.
                        and Boston Private Bank & Trust Company.
              10.2     Secured Term Note dated June 14, 2002 made by Curis, Inc.
                        to Boston Private Bank & Trust Company.
              10.3     Security Agreement dated June 14, 2002 from Curis, Inc.
                        to Boston Private Bank & Trust Company.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 17, 2002                                CURIS, INC.
                                    -----------------------------------------
                                                   (Registrant)

                                    By:  /s/ Daniel R. Passeri
                                    -----------------------------------------
                                         Daniel R. Passeri
                                         President, Chief Executive Officer,
                                         Secretary and Treasurer


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                                  EXHIBIT INDEX

             Exhibit   Description
             -------   -----------
              10.1     Loan Agreement dated June 14, 2002 between Curis, Inc.
                        and Boston Private Bank & Trust Company.
              10.2     Secured Term Note dated June 14, 2002 made by Curis, Inc.
                        to Boston Private Bank & Trust Company.
              10.3     Security Agreement dated June 14, 2002 from Curis, Inc.
                        to Boston Private Bank & Trust Company.


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